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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-39369.

 ARTHUR ANDERSEN LLP

Cleveland, Ohio,
 March 31, 1999.